SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 25, 2004

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

            WAMU MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-S8
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             (Exact name of Registrant as specified in its charter)

       Delaware                  333-57794-08                  94-2528990
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(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
    of incorporation)                                       Identification No.)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
               ----------------------------------------------------
              (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

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ITEM 5.  OTHER EVENTS


This Current Report on Form 8-K is being filed to provide notification that the last distribution report issued for this Registrant was APRIL 25, 2004, and this distribution report was filed on Form 8-K in MAY 2004.

A Form 15D terminating the Registrant's reporting requirements will be filed in JUNE 2005.



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

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

Date:  June 22, 2004              By: /s/ David H. Zielke
                                    _________________________________________
                                    David H. Zielke
                                    First Vice President and Counsel
                                    (Authorized Officer)




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